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                                                                    Exhibit 10.6







                                    Net Lease

                                 by and between

                       Network Plus Realty Trust, Landlord

                                       and

                           Network Plus, Inc., Tenant

                               dated July 1, 1993



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                                TABLE OF CONTENTS


ARTICLE I - Reference Data..................................................

      1.1   Subjects Referred To............................................
      1.2   Exhibits........................................................

ARTICLE II - Premises and Term..............................................

      2.1   Premises........................................................
      2.2   Term............................................................

ARTICLE III - Improvements..................................................

      3.1   Leasehold Improvements; Tenant Access Date......................

ARTICLE IV - Rent...........................................................

      4.1   The Fixed Rent..................................................
      4.2   Additional Rent.................................................

            4.2.1    Real Estate Taxes......................................
            4.2.2    Tax Fund Payments......................................
            4.2.3    Insurance..............................................
            4.2.4    Utilities..............................................
            4.2.5    Common Charges.........................................

ARTICLE V - Tenant's Additional Covenants...................................

      5.1   Affirmative Covenants...........................................

            5.1.1    Perform Obligations....................................
            5.1.2    Use....................................................
            5.1.3    Repair and Maintenance.................................
            5.1.4    Compliance with Law....................................
            5.1.5    Compliance with Condominium Documents..................
            5.1.6    Indemnity..............................................
            5.1.7    Environmental Compliance...............................
            5.1.8    Landlord's Right to Enter..............................
            5.1.9    Personal Property at Tenant's Risk.....................
            5.1.10   Yield Up...............................................
            5.1.11   Estoppel Certificate...................................



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      5.2   Negative Covenants..............................................

            5.2.1    Assignment and Subletting..............................
            5.2.2    Overloading and Nuisance...............................

ARTICLE VI - Casualty or Taking.............................................

      6.1   Termination.....................................................
      6.2   Restoration.....................................................
      6.3   Award...........................................................

ARTICLE VII - Defaults......................................................

      7.1   Events of Default...............................................
      7.2   Landlord's Right to Cure Defaults...............................
      7.3   Effect of Waivers of Default....................................
      7.4   No Accord and Satisfaction......................................

ARTICLE VIII - Mortgages....................................................

      8.1   Rights of Mortgage Holders......................................
      8.2   Lease Superior or Subordinate to Mortgages......................
      8.3   Lender's Consent................................................
      8.4   Rights of Holder of Mortgage....................................

ARTICLE IX - Miscellaneous Provisions.......................................

      9.1   Notices from One Party to the Other.............................
      9.2   Quiet Enjoyment.................................................
      9.3   Lease not to be Recorded........................................
      9.4   Bind and Inure; Limitation of Landlord's Liability..............
      9.5   Acts of God.....................................................
      9.6   Landlord's Default..............................................
      9.7   Brokerage.......................................................
      9.8   Applicable Law and Construction.................................

            9.8.1    Applicable Law.........................................
            9.8.2    No Other Agreement.....................................
            9.8.3    Titles.................................................
            9.8.4    "Landlord" and "Tenant"................................

      9.9   Submission Not an Offer.........................................


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                                N E T  L E A S E

                                    ARTICLE I

                                 REFERENCE DATA


     1.1  SUBJECTS REFERRED TO.

     Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Section 1.1.

     Date of this Lease: July 1, 1993

     Property: The land and the buildings thereon known and numbered as 1261 Furnace Brook Parkway, and 238-240 Copeland Street, Quincy, MA, comprising the Furnace Brook Office Condominium as more particularly described in Exhibit A hereto.

     Premises: That portion of. the Property located at 238-240 Copeland Street, containing 34,359 rentable square feet of space, more or less, being all of the space constituting Units 20, 21, 30, 40, 41, 43 and 44 of the Furnace Brook Office Condominium as more particularly described in the Furnace Brook Office Condominium Master Deed dated August 4, 1988 and recorded with the Norfolk County Registry of Deeds in Book 8068, Page 11 and registered with the Norfolk Registry District of the Land Court as Document No. 550465 (the "Master Deed"). The Premises shall include the right to use in common with others entitled thereto the common areas and facilities of the Condominium (the "Common Elements"), as defined and described in the Master Deed, including the By-Laws of the

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Condominium (the "By-Laws"), and the rules and regulations promulgated thereunder and plan related thereto (collectively, the "Condominium Documents").

     Building: The building located on the Property known and numbered as 238-240 Copeland Street, Quincy, MA, and containing the Premises.

     Landlord: Robert T. Hale, Robert T. Hale, Jr. and Judith B. Hale, as Trustees of Network Plus Realty Trust, under Declaration of Trust dated June 30, 1993 to be recorded with Norfolk Registry of Deeds and filed with the Norfolk Registry District of the Land Court as of the Date of this Lease, as amended from time to time.

     Original Address of Landlord: 238-240 Copeland Street, Quincy, MA.

     Tenant: Network Plus, Inc., a Massachusetts corporation.

     Original Address of Tenant: 300 Crown Colony Drive, Quincy, MA 02169

     Term: Seven (7) Lease Years

     Annual Fixed Rent Rate: As set forth in Section 4.1 herein.

     Permitted Uses: Business office purposes or such other purposes as are consistent with the uses permitted under the Condominium Documents and such other rules and regulations as may now or hereafter govern the uses permitted in the Condominium, and no other use or purpose.

     Public Liability Insurance Limits:

            Bodily Injury:  $1,000,000.00

            Property Damage:  $5,600,000 (100% replacement value)



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     1.2  EXHIBITS.

     The Exhibits listed below in this section are incorporated in this Lease by reference and are to be construed as a part of this Lease:

     EXHIBIT A.     Description of Premises and Property on which Premises are located.

     EXHIBIT A-1.   Plan showing the Premises, including appurtenances thereto, if any.

     EXHIBIT B.     Description of Leasehold Improvements.


                                   ARTICLE II

                                PREMISES AND TERM

     2.1 PREMISES. Landlord hereby leases and demises to Tenant and Tenant hereby leases from Landlord, subject to and with the benefit of the terms, covenants, conditions and provisions of this Lease, the Premises, together with the right to use the Common Elements in common with others entitled thereto, as the same are defined and described in Paragraph 5 of the Master Deed. The Common Elements include, but are not limited to, the Property, the structural elements of the Building, the common entrances, lobbies, restrooms, corridors and stairways of the Building, all conduits, ducts, pipes, plumbing, wiring and heating systems serving the Premises in common with others and the parking areas and parking spaces, loading areas, and outdoor storage areas located on the Property.

     2.2 TERM. TO HAVE AND TO HOLD for a term beginning on July 1, 1993, (the "Commencement Date") and continuing for the Term, unless sooner terminated as hereinafter provided. "Lease Year" herein shall mean each successive period of 12


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consecutive calendar months beginning on the Commencement Date if the
Commencement Date is on the first day of a month, otherwise beginning on the first day of the month immediately succeeding the Commencement Date.



                                   ARTICLE III

                                  IMPROVEMENTS

     3.1  LEASEHOLD IMPROVEMENTS; TENANT ACCESS DATE.

          (a) Landlord hereby acknowledges that Landlord has approved the plans and outline specifications (the "Leasehold Improvement Plans") in Exhibit B attached hereto, for improvements to the Premises to be completed by Tenant (the "Leasehold Improvements"). Tenant and its agents shall be permitted to enter the Premises on the Tenant Access Date, as hereinafter defined, to cause the Leasehold Improvements to be installed, at Tenant's expense, in accordance with the Leasehold Improvement Plans, in a good and workmanlike manner, and in compliance with all applicable laws, ordinances, regulations and orders of governmental authorities.

          (b) Landlord shall deliver the Premises to Tenant on July 1, 1993 (the "Tenant Access Date") broom clean but otherwise "AS IS" as to condition and layout. Tenant may enter the Premises at any time on or after the Tenant Access Date in order to construct the Leasehold Improvements and perform or inspect other work as necessary to prepare the Premises for Tenant's use and occupancy. Tenant shall substantially complete the Leasehold Improvements by October 31, 1993, subject to the provisions of Section 9.5 hereof. Tenant agrees that it will, proceeding with all



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reasonable dispatch from the time it receives from Landlord a notice that the
Premises are ready for work by Tenant, construct the Leasehold Improvements so as to ready the Premises for the opening by Tenant of its business in the Premises.

     During the period of occupancy of the Premises by Tenant after the Commencement Date, all provisions of this Lease, including the provisions relating to the payment of rent and real estate taxes and assessments, shall apply regardless of the progress of the construction of the Leasehold Improvements.


                                   ARTICLE IV

                                      RENT

     4.1 THE FIXED RENT. On the Commencement Date, Tenant covenants and agrees to pay to Landlord an Initial Rent Payment in the sum of $350,000.00 and thereafter, Tenant covenants and agrees to pay to Landlord, without notice or demand and without reduction or setoff, Annual Fixed Rent, in equal installments of 1/12th of the Annual Fixed Rent in advance on the first day of each calendar month included in the Term; and for any portion of a calendar month at the beginning or end of the Term, at that rate payable in advance for such portion. Annual Fixed Rent shall be an amount equal to the greater of (a) $150,000.00 per annum (equivalent of $12,500.00 per month) or (b) an amount equal to one and one- quarter (1.25) times the annual Debt Service Payments required pursuant to that certain $900,000.00 loan by Shawmut Bank, N.A. ("Lender") to Landlord as evidenced by the Promissory Note


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executed by Landlord dated June 30, 1993 (the "Note"). Debt Service Payments shall be defined according to the terms of the Note.

     4.2 ADDITIONAL RENT. This Lease is a NET LEASE, and Landlord shall not be obligated to pay any charge or bear any expense whatsoever against or with respect to the Premises except to the extent hereinafter provided, nor shall the rent payable hereunder be subject to any reduction or offset whatsoever on account of any such charge or otherwise, except as hereinafter provided. In order that the Fixed Rent shall be absolutely net to Landlord, Tenant covenants and agrees to pay, as Additional Rent, taxes, betterment assessments, insurance costs, utility charges, and condominium charges with respect to the Premises as provided in this Section 4.2 as follows:

          4.2.1 REAL ESTATE TAXES. Tenant shall pay, directly to Landlord, pursuant to Section 4.2.2 herein: (i) all taxes, assessments (special or otherwise), levies, fees, water and sewer rents and charges, and all other government levies and charges, general and special, ordinary and extraordinary, foreseen and unforeseen, which are, at any time prior to or during the Term hereof, imposed or levied upon or assessed against (A) the Premises, (B) any Fixed Rent, Additional Rent or other sum payable hereunder or (C) this Lease, or the leasehold estate hereby created, or which arise in respect of the operation, possession or use of the Premises; (ii) all gross receipts or similar taxes imposed or levied upon, assessed against or measured by any Fixed Rent, Additional Rent or other sum payable hereunder; (iii) all sales, value added, use and similar taxes at any time levied, assessed or payable on account of



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the acquisition, leasing or use of the Premises; and (iv) all charges for utilities furnished to the Premises which may become a lien on the Premises (collectively "taxes and assessments" or if singular "tax or assessment").

     Nothing contained in this Lease shall, however, require Tenant to pay any franchise, corporate, estate, inheritance, succession capital levy or transfer tax of Landlord, or any income, profits or revenue tax or charge upon the rent payable by Tenant under this Lease (other than any tax referred to in clause
(ii) above.) Landlord shall promptly furnish to Tenant a copy of any notice of any public, special or betterment assessment received by Landlord concerning the Premises.

          4.2.2 TAX FUND PAYMENTS. Tenant shall as Additional Rent, on the first day of each month of the Term, make tax fund payments to Landlord. "Tax fund payments" refer to such payments as Landlord shall reasonably determine to be sufficient to provide in the aggregate a fund adequate to pay all taxes and assessments referred to in Section 4.2.1 when they become due and payable. If the aggregate of said tax fund payments is not adequate to pay all said taxes and assessments, Tenant shall pay to Landlord the amount by which such aggregate is less than the amount of all said taxes and assessments, such payment to be made on or before the later of (a) 10 days after receipt by Tenant of notice from Landlord of such amount, or (b) the 30th day prior to the last day on which such taxes and assessments may be paid without interest or penalty. If Tenant shall have made the aforesaid tax fund payments, Landlord shall pay to the proper authority charged with the collection thereof, all taxes and assessments referred to in Section 4.2.1, up to



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the amount of such tax fund payments, and furnish Tenant, upon request, reasonable evidence of such payment. Any balance remaining after such payment by Landlord shall be accounted for to Tenant annually. In the event of any default under the terms of this Lease, any part or all of said reserve fund may, at the election of Landlord, be applied to any of Tenant's obligations under this Lease.

          4.2.3 INSURANCE. Tenant shall take out and maintain throughout the Term the following insurance protecting Landlord and the holder of any mortgage as named insureds and with such additional insureds as Landlord from time to time may designate by notice to Tenant, the premiums under which shall be Additional Rent:

                4.2.3.1 All-risk insurance covering all buildings and improvements now existing or hereafter erected upon the Premises, and all equipment, fixtures, motors, machinery, furnishings and furniture installed in or used in connection with the Premises, with such additional endorsements as may be necessary to include coverage for vandalism and malicious conduct, floods, water damage, earthquake and debris removal and demolition, with a co-insurance provision of 80% or an agreed amount clause, in an amount at least equal to the replacement cost of all such buildings, improvements, equipment, fixtures, motors, machinery, furnishings and furniture (but not less than the agreed amount if coverage is pursuant to an agreed amount clause) as such replacement cost may from time to time be determined by agreement or by appraisal made at Tenant's expense by an accredited insurance appraiser approved by Landlord which may be required



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by either party whenever three years have elapsed since the last such agreement or appraisal, or when alterations or additions increasing cost have been made.

                4.2.3.2 Rental value or similar insurance against abatement or loss of rent in an amount equal to at least all the Fixed Rent and Additional Rent payable for one year under this Article IV.

                4.2.3.3 Comprehensive general liability insurance indemnifying Landlord and Tenant against all claims and demands for any injury to person or property which may be claimed to have occurred on or about the Premises or on the sidewalk or ways adjoining the Premises, in amounts which shall, at the beginning of the Term, be at least equal to the limits set forth in Section 1.1, and, from time to time during the Term, shall be for such higher limits, if any, as are customarily carried in the area in which the Premises are located on property similar to the Premises and used for similar purposes, and such insurance shall include workmen's compensation insurance with statutory limits covering all of Tenant's employees working on the Premises.

                4.2.3.4 Insurance against loss or damage from sprinklers and from leakage or explosion or cracking of boilers, pipes carrying steam or water, or both, pressure vessels or similar apparatus, in the so-called "broad form" and in such amounts as Landlord may reasonably require. Also, insurance against such other hazards as may from time to time be required by Lender or any other bank, insurance company or other lending institution holding a first mortgage on the Premises, provided that such insurance is customarily carried in the area in which the


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Premises are located on property similar to the Premises and used for similar purposes.

                4.2.3.5 At all times during the Term during the course of any construction or renovation of any improvements or alterations on the Premises, completed value form, "all physical loss", builder's risk~insurance on all work being performed on the Premises, in such amounts as Landlord may reasonably require and owner's contingent or protective liability insurance, covering claims not covered by or under the terms of the above-mentioned comprehensive general liability insurance, with combined single limit coverage at least equal to the limits set forth in Section 1.1, or such higher limits as Landlord may reasonably require, and workman's compensation insurance covering all persons working on the job site or in connection with such construction.

                4.2.3.6 Policies for insurance required under the provisions of Sections 4.2.3.1, 4.2.3.2, 4.2.3.4 and 4.2.3.5 (except as to liability and workman's compensation insurance under Section 4.2.3.5) shall, in case of loss, be first payable to Lender and any other holders of any mortgages on the Premises under a standard non-contributing mortgagee's clause, and shall also provide for the adjustment of claims with the insurers under such policies by Landlord and Lender. All policies of insurance required under this Section 4.2.3 shall be deposited with Lender.

          All policies required under this Section 4.2.3 shall be obtained from responsible companies qualified to do business in the state in which the Premises are located and in good standing therein, which companies and the amount of insurance



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allocated thereto shall be subject to Landlord's approval. Tenant agrees to furnish Landlord with policies of all such insurance prior to the beginning of the Term hereof and of each renewal policy at least 30 days prior to the expiration of the policy it renews. Each such policy shall be non-cancellable with respect to the interest of Landlord and Lender and any other holders of any mortgages on the Premises without at least 30 days' prior written notice thereto. In the event provision for any such insurance is to be by a blanket insurance policy, the policy shall allocate a specific amount of coverage to the Premises, which allocation shall be sufficient in amount to satisfy the requirements of this Section 4.2.3.

                     4.2.3.7 All insurance which is carried by either party with respect to the Premises or to furniture, furnishings, fixtures or equipment therein or alterations or improvements thereto, whether or not required, shall include provisions which either designate the other party as one of the insured or deny to the insurer acquisition by subrogation of rights of recovery against the other party to the extent such rights have been waived by the insured party prior to occurrence of loss or injury, insofar as, and to the extent that such provisions may be effective without making it impossible to obtain insurance coverage from responsible companies qualified to do business in the state in which the Premises are located (even though extra premium may result therefrom). Each party shall be entitled to have duplicates or certificates of any policies containing such provisions. Each party hereby waives all rights of recovery against the other for loss or injury against which the waiving party is protected by insurance containing said non-subrogation provisions, reserving,



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however, any rights with respect to any excess of loss or injury over the amount recovered by such insurance.

          4.2.4 UTILITIES. Tenant shall pay directly to the proper authorities charged with the collection thereof, or to the Furnace Brook Office Condominium Association (the "Condominium Association"), as the case may be, all charges for water, sewer, gas, electricity, telephone and other utilities or services used or consumed on the Premises, whether called charge, tax, assessment, fee or otherwise, including, without limitation, water and sewer use charges and taxes, if any, all such charges to be paid as the same from time to time become due.

          4.2.5 COMMON CHARGES. Tenant shall pay directly to the Condominium Association all common charges attributable to the Premises payable by Landlord, as a Unit Owner of the Condominium to meet the Common Expenses of the Condominium, as this amount may be determined and assessed pursuant to Article VI of the By-Laws or pursuant to any other provisions of the Condominium Documents or any other rules and regulations which may now or hereafter govern the payment of common charges by Unit Owners of the Condominium. Tenant shall pay said common charges at such time or times as they are assessed pursuant to the Condominium Documents or the determination of the Board of Managers of the Condominium, and shall, in all events, pay such assessed common charges at least five (5) days prior to the due date for payment thereof.



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                                    ARTICLE V

                          TENANT'S ADDITIONAL COVENANTS

     5.1 AFFIRMATIVE COVENANTS. Tenant covenants at its sole expense at all times during the Term and for such prior or subsequent time as Tenant occupies the Premises or any part thereof:

          5.1.1 PERFORM OBLIGATIONS. To perform promptly all of the obligations of Tenant set forth in this Lease; and to pay when due the Fixed Rent and Additional Rent and all charges, rates and other sums which by the terms of this Lease are to be paid by Tenant.

          5.1.2 USE. To use the Premises only for the Permitted Uses, and from time to time to procure all licenses and permits necessary therefor at Tenant's sole expense.

          5.1.3 REPAIR AND MAINTENANCE. Except as otherwise provided in Article VI, to keep the Premises in good order, condition and repair and in at least as good order, condition and repair as they are in on the Commencement Date or may be put in during the Term, reasonable use and wear excepted.

          5.1.4 COMPLIANCE WITH LAW. To make all repairs, alterations, additions or replacements to the Premises required by any law or ordinance or any order or regulation of any public authority; to keep the Premises equipped with all safety equipment so required; to pay all municipal, county, or state taxes assessed against the leasehold interest hereunder, or against personal property of any kind on or about the Premises; and to comply with the orders, regulations, variances, licenses


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and permits of or granted by governmental authorities with respect to zoning, building, fire, health and other codes, regulations, ordinances or laws applicable to the Premises, and the condition, use or occupancy thereof.

          5.1.5 COMPLIANCE WITH CONDOMINIUM DOCUMENTS. To comply with all the terms and conditions of the Master Deed including but not limited to Paragraph 8 thereof, the By-Laws, and any other of the Condominium Documents.

          5.1.6 INDEMNITY. Tenant shall defend, with counsel approved by Landlord, all actions, against Landlord, any partner, trustee, stockholder, officer, director, employee or beneficiary of Landlord, Lender and any other holders of mortgages on the Premises and any other party having an interest in the Premises (herein, "Indemnified Parties") with respect to, and shall pay, protect, indemnify and save harmless, to the extent permitted by law, all Indemnified Parties from and against, any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature (a) to which any Indemnified Party is subject because of its estate or interest in the Premises or (b) arising from (i) injury to or death of any person, or damage to or loss of property, on or about the Premises or on adjoining sidewalks, streets or ways, or connected with the use, condition or occupancy of any thereof, (ii) violation by Tenant of this Lease, (iii) any act, fault, omission, or other misconduct of Tenant or its agents, contractors, licensees, sublessees or invitees, or (iv) the release, existence or removal of any Hazardous Materials (as hereinafter defined) on, in or under the Premises.


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          5.1.7 ENVIRONMENTAL COMPLIANCE. Not to cause or permit any hazardous or toxic wastes, hazardous or toxic materials (collectively, "Hazardous Materials") to be used, generated, stored or disposed of on, under or about, or transported to or from, the Premises (collectively, "Hazardous Materials Activities") without first receiving Landlord's written consent, which may be withheld for any reason and revoked at any time. If Landlord consents to any such Hazardous Materials Activities, Tenant shall conduct them in strict compliance (at Tenant's expense) with all applicable Regulations, as hereinafter defined, and using all necessary and appropriate precautions to prevent any spill, discharge, release or exposure to persons or property. Tenant shall indemnify, defend with counsel acceptable to Landlord, and hold Landlord harmless from and against any and all loss, costs, expenses, claims, damages or liabilities arising out of all Hazardous Materials Activities on the Premises, whether or not consented to by Landlord. For purposes hereof, Hazardous Materials shall include, but not be limited to, substances defined as "hazardous substances", "toxic substances", or "hazardous wastes" in the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the federal Hazardous Materials Transportation Act, as amended; and the federal Resource Conservation and Recovery Act, as amended; those substances defined as "hazardous wastes" in the Massachusetts Hazardous Waste Facility Siting Act, as amended (Massachusetts General Laws Chapter 21D); those substances defined as "hazardous materials" or "oil" in Massachusetts General Laws Chapter 21E, as amended; and as such substances are defined in any regulations


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adopted and publications promulgated pursuant to any of said laws (collectively,
"Regulations"). If Landlord consents to any Hazardous Materials Activities, prior to using, storing or maintaining any Hazardous Materials on or about the Premises, Tenant shall provide Landlord with a list of the types and quantities thereof, and shall update such list as necessary for continued accuracy. Tenant shall also provide Landlord with a copy of any Hazardous Materials inventory statement required by any applicable Regulations, and any update filed in accordance with any applicable Regulations. If Tenant's activities violate or create a risk of violation of any Regulations or cause a spill, discharge, release or exposure to any persons or property, Tenant shall cease such activities immediately upon notice from Landlord. Tenant shall immediately notify Landlord both by telephone and in writing of any spill, discharge, release or exposure of Hazardous Materials or of any condition constituting an "imminent hazard" under any Regulations. Landlord, Landlord's representatives and employees and Lender may enter the Premises at any time during the Term to inspect Tenant's compliance herewith, and may disclose any spill, discharge, release, or exposure or any violation of any Regulations to any governmental agency with jurisdiction. Nothing herein contained shall prohibit Tenant from using minimal quantities of cleaning fluid and office supplies which may constitute Hazardous Materials but which are customarily present in premises devoted to office use, provided that such use is in compliance with all Regulations and shall be subject to all of the other provisions of this
Section 5.1.7.


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          5.1.8 LANDLORD'S RIGHT TO ENTER. To permit Landlord and its agents to enter the Premises at reasonable times to examine the Premises, to make such repairs and replacements as Landlord may elect, without, however, any obligation to do so, and to show the Premises to prospective purchasers, lenders and tenants, and, during the last six months of the Term, to keep affixed in suitable places notices of availability of the Premises.

          5.1.9 PERSONAL PROPERTY AT TENANT'S RISK. All of the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises, shall be at the sole risk and hazard of Tenant and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord, except that Landlord shall in no event be indemnified or held harmless or exonerated from any liability to Tenant or to any other person for any injury, loss, damage or liability to the extent prohibited by law.

          5.1.10 YIELD UP. At the expiration of the Term or earlier termination of this Lease: to surrender all keys to the Premises, to remove all furnishings, fixtures, equipment and other personal property now or hereafter located in the Premises, purchased or leased by Tenant with its own funds, which are not affixed to the Premises or which Landlord has agreed in writing that Tenant may remove at the



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expiration of the Term, to remove such installations made by Tenant as Landlord may request and all Tenant's signs wherever located, to repair all damage caused by such removal and to yield up the Premises (including all installations and improvements made by Tenant, except for trade fixtures, and such of said installations or improvements as Landlord shall request Tenant to remove), broom-clean and in the same good order and repair in which Tenant is obliged to keep and maintain the Premises by the provisions of this Lease.

          5.1.11 ESTOPPEL CERTIFICATE. Upon not less than 15 days' prior notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing, addressed to such party as Landlord shall designate in its notice to Tenant, certifying that this Lease is unmodified and in full force and effect and that Tenant has no defenses, offsets or counterclaims against its obligations to pay the Fixed Rent and Additional Rent and any other charges and to perform its other covenants under this Lease (or, if there have been any modifications that the same is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets or counterclaims, setting them forth in reasonable detail), the dates to which the Fixed Rent and Additional Rent and other charges have been paid and a statement that Landlord is not in default hereunder (or if in default, the nature of such default, in reasonable detail). Any such statement delivered pursuant to this Section 5.1.11 may be relied upon by any prospective purchaser or mortgagee of the Premises, or any prospective assignee of any such mortgagee.

     5.2 NEGATIVE COVENANTS. Tenant covenants at all times during the Term and for such further time as Tenant occupies the Premises or any part thereof:

          5.2.1 ASSIGNMENT AND SUBLETTING. Not to assign, transfer, mortgage or pledge this Lease or to grant a security interest in Tenant's rights hereunder, or to sublease (which term shall be deemed to include the granting of concessions and licenses and the like) or permit anyone other than Tenant to occupy all or any part of the Premises or suffer or permit this Lease or the leasehold interest hereby created or any other rights arising under this Lease to be assigned, transferred or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, unless, in each instance (i) the prior written consent of Landlord thereto shall have been obtained, which consent shall not be unreasonably withheld, (ii) any defaults then existing with respect to the obligations of Tenant under this Lease shall have been cured,
(iii) in the case of a proposed assignment, sublease or occupancy by another, the proposed assignee, sublessee, or occupant is qualified to do business in the state in which the Premises are located and such assignee, sublessee, or occupant executes and delivers to Landlord an agreement satisfactory to Landlord or its successors and assigns by which such assignee, sublessee or occupant shall be bound by and shall assume all the obligations of Tenant under this Lease relating to the portion or all of the Premises acquired by such assignee, sublessee or occupant. Tenant may assign this Lease or sublet any portion or all of the Premises to any corporation, partnership, trust, association or other business or organization (x) directly or indirectly controlling and beneficially owning Tenant, (y) directly or indirectly controlled by and beneficially owned by Tenant, or to any successor of Tenant by merger, consolidation or acquisition of substantially all of the assets of Tenant, without the prior written consent of Landlord as required in (i) above, provided that (a) Tenant shall deliver to Landlord at least 30 day's advance notice of such proposed assignment or sublease, (b) in the case of a merger, consolidation or sale, the net worth of Tenant's successor (determined in accordance with generally accepted accounting principles) immediately after such merger, consolidation or sale shall be at least equal to the net worth of Tenant (similarly determined) immediately prior to such merger, consolidation or sale.

     In the event of a proposed subletting, Tenant's request for Landlord's consent shall constitute an offer to Landlord to release from this Lease that portion of the Premises proposed to be sublet, which offer Landlord may accept within 30 days after receipt. If Landlord accepts such offer, this Lease shall be deemed to have been amended by deleting such portion from the Premises and by reducing the Fixed Rent by an amount equal to the product of the Fixed Rent multiplied times a fraction, the numerator of which shall be equal to the net rentable floor area of such portion deleted from the Premises and the denominator of which shall be equal to the net rentable floor area of the Premises including the deleted portion. Thereafter, for all purposes of this Lease the Premises shall mean the balance of the premises demised hereunder following deletion of the affected portion thereof, and all Additional Rent payable hereunder shall be adjusted pro-rata, accordingly. Such amendment shall be effective on the proposed effective date of the sublease as specified in Tenant's request for consent. Landlord's failure to accept Tenant's offer to release shall not constitute a consent to the proposed subletting.

          Any attempted assignment, transfer, mortgage, pledge, grant of security interest, sublease or other encumbrance, except as permitted by this
Section 5.2.1, shall be void. No assignment, transfer, mortgage, grant of security interest, sublease or other encumbrance, whether or not approved, and no indulgence granted by Landlord to any assignee, sublessee or occupant shall in any way impair Tenant's continuing primary liability (which after an assignment or subletting shall be joint and several with the assignee or sublessee) of Tenant hereunder, and no approval in a particular instance shall be deemed to be a waiver of the obligation to obtain Landlord's approval in any other case.

          5.2.2 OVERLOADING AND NUISANCE. Not to injure, overload, deface or otherwise harm the Premises; nor commit any nuisance; nor permit the emission of any objectionable noise or odor; nor make, allow or suffer any waste; nor make any use of the Premises which is improper, offensive or contrary to any law or ordinance or which will invalidate any of Landlord's insurance.

                                   ARTICLE VI

                               CASUALTY OR TAKING

     6.1 TERMINATION. In the event that the Premises, or any material part thereof, shall be taken by any public authority or for any public use, or shall be destroyed or damaged by fire or casualty, or by the action of any public authority, then this Lease may be terminated at the election of Landlord. Such election, which may be made notwithstanding the fact that Landlord's entire interest may have been- divested, shall be made by the giving of notice by Landlord to Tenant within 30 days after the right of election accrues.

     6.2 RESTORATION. If Landlord does not exercise said election, this Lease shall continue in force and a just proportion of the rent reserved, according to the nature and extent of the damages sustained by the Premises, but not in excess of the net proceeds of insurance recovered by Landlord under the rental value or similar insurance carried by Tenant pursuant to Section 4.2.3.2, shall be suspended or abated until the Premises, or what may remain thereof, shall be put by Landlord in proper condition for use, which Landlord covenants to do with reasonable diligence to the extent permitted by the net proceeds of insurance recovered or damages awarded for such taking, destruction or damage and subject to zoning and building laws or ordinances then in existence.

     6.3 AWARD. Irrespective of the form in which recovery may be had by law, all rights to damages or compensation shall belong to Landlord in all cases. Tenant hereby grants to Landlord all of Tenant's rights to such damages and covenants to deliver such further assignments thereof as Landlord may from time to time request.

                                   ARTICLE VII

                                    DEFAULTS

     7.1 EVENTS OF DEFAULT. (a) If Tenant shall default in the performance of any of its obligations to pay the Fixed Rent or Additional Rent hereunder and if such default shall continue for 10 days after notice from Landlord designating such default or if within 30 days after notice from Landlord to Tenant specifying any other default or defaults Tenant has not commenced diligently to correct the default or defaults so specified or has not thereafter diligently pursued such correction to completion, or (b) if Tenant becomes insolvent or fails to pay its debts as they fall due, or (c) if the leasehold estate under this Lease or any substantial part of the property of Tenant is taken on execution, or by other process of law, or is attached or subjected to any other involuntary encumbrance, or (d) if a receiver, trustee, custodian, guardian, liquidator or similar agent is appointed with respect to Tenant, or if any such person or a mortgagee, secured party or other creditor takes possession of the Premises or of any substantial part of the property of Tenant, and, in either case, if such appointment or taking of possession is not terminated within 30 days after it first occurs, or (e) if a petition is filed by or with the consent of Tenant under any federal or state law concerning bankruptcy, insolvency, reorganization, arrangement, or relief from creditors, and such petition is not dismissed within 30 days thereafter, or (f) if Tenant or any Guarantor which is a corporation dissolves or is dissolved or liquidates or adopts any plan or commences any proceeding, the result of which is intended to include dissolution or liquidation, then, Landlord may immediately or at any time thereafter terminate this Lease whereupon all rights and liabilities of the parties hereto shall cease.

     7.2 LANDLORD'S RIGHT TO CURE DEFAULTS. Landlord may, but shall not be obligated to, cure, at any time, following 10 days' prior notice to Tenant, except in cases of emergency when no notice shall be required, any default by Tenant under this Lease; and whenever Landlord so elects, all costs and expenses incurred by Landlord, including reasonable attorneys' fees, in curing a default shall be paid by Tenant to Landlord as Additional Rent on demand.

     7.3 EFFECT OF WAIVERS OF DEFAULT. Any consent or permission by Landlord to any act or omission which otherwise would be a breach of any covenant or condition herein, or any waiver by Landlord of the breach of any covenant or condition herein, shall not in any way be held or construed (unless expressly so declared) to operate so as to impair the continuing obligation of any covenant or condition herein, or otherwise, except as to the specific instance, operate to permit similar acts or omissions.

     The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this lease shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed to have been a waiver of such breach by Landlord, or by Tenant, unless such waiver be in writing signed by the party to be charged. No consent or waiver, express or implied, by Landlord to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

     7.4 NO ACCORD AND SATISFACTION. No acceptance by Landlord of a lesser sum than the Fixed Rent, Additional Rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, unless Landlord elects by notice to Tenant to credit such sum against the most recent installment due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed a waiver, an agreement or an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

                                  ARTICLE VIII

                                    MORTGAGES

     8.1 RIGHTS OF MORTGAGE HOLDERS. The word "mortgage" as used herein includes mortgages, deeds of trust or other similar instruments evidencing other voluntary liens or encumbrances, and modifications, consolidations, extensions, renewals, replacements and substitutes thereof. The word "holder" shall mean a mortgagee, and any subsequent holder or holders of a mortgage. Landlord and Tenant hereby acknowledge that Lender is the current and only holder of a mortgage on the Premises. Until Lender or any other holder of a mortgage (hereinafter

"holder" or "holder of a mortgage") shall enter and take possession of the Premises for the purpose of foreclosure, such holder shall have only such rights of Landlord as are necessary to preserve the integrity of this Lease as security. Upon entry and taking possession of the Premises for the purpose of foreclosure, such holder shall have all the rights of Landlord. Notwithstanding any other provision of this Lease to the contrary, including without limitation
Section 9.4, no such holder of a mortgage shall be liable either as mortgagee or as assignee, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such holder shall enter and take possession of the Premises for the purpose of foreclosure. Upon entry for the purpose of foreclosure, such holder shall be liable to perform all of the obligations of Landlord accruing from and after such entry subject to and with the benefit of the provisions of Section 9.4, provided that a discontinuance of any foreclosure proceeding shall be deemed a conveyance under said provisions to the owner of the Premises. No Fixed Rent, Additional Rent or any other charge shall be paid more than 30 days prior to the due dates thereof and payments made in violation of this provision shall (except to the extent that such payments are actually received by a mortgagee in possession or in the process of foreclosing its mortgage) be a nullity as against such holder of a mortgage and Tenant shall be liable for the amount of such payments to such holder. Tenant agrees on request of Landlord to execute and deliver from time to time any agreement which may be necessary to implement the provisions of this
Section 8.1.

     8.2 LEASE SUPERIOR OR SUBORDINATE TO MORTGAGES. This Lease is and shall continue to be subject and subordinate to the presently existing mortgage held by Lender or any future mortgages secured by the Premises, and to any and all advances hereafter made thereunder, and to the interest of Lender and any other holder or holders thereof in the Premises. Lender shall have the election to subordinate the mortgage held by Lender to this Lease, exercisable by filing with the appropriate recording office a notice of such election, whereupon this Lease shall have priority over such mortgage. A copy of such filing shall be given to Tenant. Such election by the Lender shall not affect priority with respect to this Lease of any other mortgage.

     Any mortgage or other voluntary lien or other encumbrance recorded subsequent to the recording of the notice or short form referred to in Section
9.3 shall be subject and subordinate to this Lease unless Landlord and the holder of any such subsequent mortgage and Lender and any other holders of mortgages prior to such subsequent mortgage elect to subordinate this Lease to such subsequent mortgage and to any and all advances thereafter made thereunder and to the interest of the holder thereof in the Premises, such election to be exercisable by Landlord and Lender and all such other holders by filing with the appropriate recording office (a) a notice of such election and (b) an agreement between the holder of such subsequent mortgage and Tenant, consented to by Lender and the other holders of all mortgages having priority over such subsequent mortgage, by the terms of which such holder will agree to recognize the rights of Tenant under this Lease and to accept Tenant as tenant of the Premises under the terms and conditions of this Lease in the event of acquisition of title by such holder through foreclosure proceedings or otherwise and Tenant will agree to recognize the holder of such subsequent mortgage as Landlord in such event, which agreement shall be made expressly to bind and inure to the benefit of the successors and assigns of Tenant and of such holder and upon anyone purchasing said Premises at any foreclosure sale brought by such holder. Tenant and Landlord agree to execute and deliver any appropriate instruments necessary to carry out the agreements contained in this
Section 8.2. Any such subsequent mortgage to which this Lease is subordinated may contain such terms, provisions and conditions as the holder deems usual or customary.

     8.3 LENDER'S CONSENT. Landlord and Tenant hereby agree and acknowledge that this Lease shall be of no force and effect unless and until approved and consented to by Lender, as evidenced by Lender's signature hereto.

     8.4 RIGHTS OF HOLDER OF MORTGAGE. No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given written notice of Landlord's act or failure to act to Lender or any other of Landlord's mortgagees of record, if any, specifying the act or failure to act on the part of Landlord which could or would give basis to Tenant's rights; and (ii) Lender or any other such mortgagees, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter; but nothing contained in this Section 8.4 shall be deemed to impose any obligation on Lender or any other such mortgagees to correct or cure any condition. "Reasonable time" as used above means and includes a reasonable time to obtain possession of the mortgaged premises if Lender or any other such mortgagee elects to do so and a reasonable time to correct or cure the condition if such condition is determined to exist.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

     9.1 NOTICES FROM ONE PARTY TO THE OTHER. All notices required or permitted hereunder shall be in writing and addressed, if to the Tenant, at the Original Address of Tenant or such other address as Tenant shall have last designated by notice in writing to Landlord and, if to Landlord, at the Original Address of Landlord or such other address as Landlord shall have last designated by notice in writing to Tenant. Any notice shall be deemed duly given when mailed to such address postage prepaid, registered or certified mail, return receipt requested, or when delivered to such address by hand.

     9.2 QUIET ENJOYMENT. Landlord agrees that upon Tenant's paying the rent and performing and observing the terms, covenants, conditions and provisions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises during the Term without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject, however, to the terms of this Lease.

     9.3 LEASE NOT TO BE RECORDED. Landlord and Tenant agree that they will not record this Lease. Both parties shall, upon the request of either, execute and deliver a notice or short form of this Lease in such form, if any, as may be permitted by applicable statute. If this Lease is terminated before the Term expires the parties shall execute, deliver and record an instrument acknowledging such fact and the actual date of termination of this Lease, and Tenant hereby appoints Landlord its attorney-in-fact, coupled with an interest, with full power of substitution to execute such instrument.

     9.4 BIND AND INURE; LIMITATION OF LANDLORD'S LIABILITY. The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No owner of the Premises shall be liable under this Lease except for breaches of Landlord's obligations occurring while owner of the Premises. Neither Landlord nor any trustee or beneficiary thereof shall have any personal liability hereunder, it being expressly agreed that all liability of Landlord hereunder shall be limited to the assets of Landlord which comprise the Premises but no upon other assets of Landlord.

     9.5 ACTS OF GOD. In any case where either party hereto is required to do any act, delays caused by or resulting from Acts of God, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations, unusually severe weather, or other causes beyond such party's reasonable control shall not be counted in determining the time during which work shall be completed, whether such time be designated by a fixed date, a fixed time or a "reasonable time", and such time shall be deemed to be extended by the period of such delay.

     9.6 LANDLORD'S DEFAULT. Landlord shall not be deemed to be in default in the performance of any of its obligations hereunder unless it shall fail to perform such obligations and such failure shall continue for a period of 30 days following receipt of notice from Tenant or such additional time as is reasonably required to correct any such default after notice has been given by Tenant to Landlord specifying the nature of Landlord's alleged default.

     9.7 BROKERAGE. Tenant warrants and represents that it has had no dealings with any broker or agent in connection with this Lease and covenants to defend with counsel approved by Landlord, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or agent with respect to Tenant's dealings in connection with this Lease or the negotiation thereof.

     9.8  APPLICABLE LAW AND CONSTRUCTION.

          9.8.1 APPLICABLE LAW. This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located. If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstances shall be declared invalid, or unenforceable by the final ruling of a court of competent jurisdiction having final review, the remaining terms, covenants, conditions and provisions of this Lease and their application to persons or circumstances shall not be affected thereby and shall continue to be enforced and recognized as valid agreements of the parties, and in the place of such invalid or unenforceable provision, there shall be substituted a like, but valid and enforceable provision which comports to the findings of the aforesaid court and most nearly accomplishes the original intention of the parties.

          9.8.2 NO OTHER AGREEMENT. There are no oral or written agreements between Landlord and Tenant affecting this Lease. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant.

          9.8.3 TITLES. The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease.

          9.8.4 "LANDLORD" AND "TENANT". Unless repugnant to the context, the words "Landlord" and "Tenant" appearing in this Lease shall be construed to mean those named above and their respective heirs, executors, administrators, successors and assigns, and those claiming through or under them respectively. If there be more than one tenant the obligations imposed by this Lease upon Tenant shall be joint and several.

          9.9 SUBMISSION NOT AN OFFER. The submission of a draft of this Lease or a summary of some or all of its provisions does not constitute an offer to lease or demise the Premises, it being understood and agreed that neither Landlord nor Tenant shall be legally bound with respect to the leasing of the Premises unless and until this Lease has been executed by both Landlord and Tenant and a fully executed copy delivered.

     WITNESS the execution hereof under seal as of the day and year set forth in
Section 1.1.

                                    Landlord:

                                    NETWORK PLUS REALTY TRUST



                                    /s/ Robert T. Hale
                                    --------------------------------------------
                                    Robert T. Hale, as Trustee as aforesaid
                                    and not individually



                                    /s/ Robert T. Hale, Jr.
                                    --------------------------------------------
                                    Robert T. Hale, Jr., as Trustee as
                                    aforesaid and not individually



                                    /s/ Judith B. Hale
                                    --------------------------------------------
                                    Judith B. Hale, as Trustee as
                                    Aforesaid and not individually


                                    Tenant:

                                    NETWORK PLUS, INC.


                                    By: /s/ Robert T. Hale, Jr.
                                       -----------------------------------------
                                       Name: Robert T. Hale, Jr.
                                       Its: President

         THE FOREGOING LEASE IS CONSENTED TO (INCLUDING ALL THE TERMS AND CONDITIONS THEREOF, INCLUDING WITHOUT LIMITATION PARAGRAPHS 4.21 (REAL ESTATE TAXES), 4.23 (INSURANCE), 5.17 (ENVIRONMENTAL COMPLIANCE), 5.2.1 (ASSIGNMENT AND SUBLETTING) AND ARTICLE VIII (MORTGAGES)).

                                      SHAWMUT BANK, N.A.



                                      By: /s/ Raymond C. Hoefling
                                         ---------------------------------------
                                         Name: Raymond C. Hoefling
                                         Its: Vice President

                                    EXHIBIT A

                             DESCRIPTION OF PROPERTY



                        FURNACE BROOK OFFICE CONDOMINIUM


The land included in the Condominium is the land at 1261 Furnace Brook Parkway, Quincy, Norfolk County, Massachusetts, consisting of parcels of registered land and unregistered land more particularly bounded and described as follows:


PARCEL ONE: (REGISTERED LAND)

The land at Furnace Brook Parkway and Miller Street, Quincy, Norfolk County, Massachusetts, being shown as Lot 4 on land Court Plan No. 36142B, dated September 14, 1986, a copy of which is filed at the Land Registration Office for Norfolk County, with Certificate of Title No. 103768.

PARCEL TWO: (REGISTERED LAND)

The land at Furnace Brook Parkway and Copeland Street, Quincy, Norfolk County, Massachusetts, being shown as Lots 3 and 5 on Land Court Plan No. 36142B, dated September 14, 1986, a copy of which is filed at the Land Registration Office for Norfolk County, with Certificate of Title No. 103768, and a parcel being shown on a plan by George Baroud, Surveyor, dated August 1965 filed in the land Registration Office as No. 34049A, a copy of a portion of which is filed at the Land Registration Office for Norfolk County, with Certificate of Title No. 79990, Book 400.

PARCEL THREE: (REGISTERED LAND)

The land at Furnace Brook Parkway, Quincy, Norfolk County, Massachusetts, shown as Lot 7 on a "Plan of Land on Miller Street, Quincy, Mass. Being a Subdivision of Lot 6 as shown on Land Court Plan 36142B" dated June 10, 1988, by Neil J. Murphy, Registered Land Surveyor, as approved by the Court, filed with said Registry District as Land Court Plan No. 36142C.

PARCEL FOUR: (UNREGISTERED LAND)

The land at Copeland Street, Quincy, Norfolk County, Massachusetts, more particularly bounded and described as follows:

NORTHERLY:     by Copeland street, 23.7 feet;

EASTERLY:      by land now or formerly of Alice M. White, 176.52 feet;

SOUTHERLY:     by land now or formerly of Edward Ward, et ux., 21.7 feet;

WESTERLY:      by land now or formerly of George Patriarca, et al, 178.00 feet.

Said parcel is shown as Plot 9 on City of Quincy, Assessor's Plan No. 4017.

PARCEL FIVE (UNREGISTERED LAND)

The land at Copeland Street, Quincy, Norfolk County, Massachusetts, more particularly bounded and described as follows:

NORTHERLY:     by Copeland Street, 38.00 feet;

EASTERLY:      by land now or formerly of Joseph Maglott and land now or
               formerly of Edward Ward, et ux. 174.14 feet;

SOUTHERLY:     by land now or formerly of Edward Ward et ux, 37.92 feet;

WESTERLY:      by land formerly of Alice M. White, 176.52 feet.

Said parcel is shown as Plot 10 on City of Quincy Assessors' Plan No. 4017.

There is excepted from Parcels Four and Five the following:

The land in Quincy, Norfolk County, Massachusetts, bounded and described as follows.

Commencing at a point on the Northeasterly lot line of Lot B-2 on a plan entitled "Subdivision Plan of Land in Quincy" dated May 16, 1962, by Edward H. Collagan, R.L.S., recorded with Norfolk Deeds, Plan Book 364, Plan 135 (said lot line being shown as 81.92 feet on said plan), and running

North 69 degrees 49' 45" West by said lot line a distance of 59.62 feet; then turning and running

North 20 degrees 37' 43" East a distance of 18.0 feet; then turning and running

South 70 degrees 15' 42" East a distance of 59.84 feet; then turning and running

South 21 degrees 16' 58" West a distance of 18.46 feet to the point of beginning.

Said parcel is shown as Lot A on a "Plan of Land in Quincy" dated February 12, 1987, revised May 9, 1987, by Neil J. Murphy, Registered Land Surveyor, recorded with Norfolk Deeds, Plan Book Plan No.

PARCEL SIX: (UNREGISTERED LAND)

The land in Quincy, Norfolk County, Massachusetts, bounded and described as follows:

Commencing at a point on the Northeasterly lot line of Lot B-2 on a plan entitled "Subdivision Plan of Land in Quincy" dated May 16, 1962, by Edward H. Collagan, R.L.S., recorded with Norfolk Deeds, Plan Book 364, Plan 135 (said lot line being shown as 125.0 + feet on said plan), and running

North 24 degrees 06' 48" East by said lot line a distance of 61.53 feet; then turning and running

North 66 degrees 17' 12" East a distance of 7.0 feet; then turning and running

South 21 degrees 16' 58" West a distance of 27.00 feet; then turning and running

North 66 degrees 13' 02" West a distance of 29.0 feet; then turning and running

South 21 degrees 16' 58" West a distance of 41.68 feet; then turning and running

South 70 degrees 15' 42" East a distance of 32.59 feet to the point of beginning.

Said parcel is shown as Lot C on a "Plan of Land in Quincy" dated February 12, 1987, revised May 8, 1987, by Neil J. Murphy, Registered Land Surveyor, recorded with Norfolk Deeds, Plan Book __________, Plan No. _____.

For title to PARCEL ONE see Deeds of Fred Solomon filed with the Norfolk County Registry District of the Land Court as Document Nos. 522733 and 522734.

For title to PARCEL TWO see Deed of Fred Solomon filed with said Registry District as Document No. 522732.

For title to PARCEL THREE see Deeds of Fred Solomon filed with said Registry District as Document Nos. 522733 and 522734.

For title to PARCEL FOUR see Deed of Fred Solomon filed with said Registry District as Document No. 522732 and recorded with Norfolk County Registry of Deeds on May 28, 1987 as Instrument No. 64363.

For titled to PARCEL FIVE see Deed of Fred Solomon filed with said Registry District as Document No. 522732 and recorded with said Deeds on May 28, 1987, as Instrument No. 64363.

For title to PARCEL SIX see Deed from Donald J. O'Neill, Frederick M. O'Neill, and John J. Carr, Jr., Trustees of CD Realty Trust 57, u/d/t dated July 31, 1987, recorded with Norfolk Deeds on 1988 as Instrument No. __________, said Deed being recorded with said Deeds on ______________, 1988 as Instrument No.

                                   EXHIBIT A-1

                             Description of Premises


                        FURNACE BROOK OFFICE CONDOMINIUM


UNIT         BLDG.      FLOOR         APPROX. AREA         PERCENTAGE
 NO.          NO.      LOCATION          OF UNIT            INTEREST
-------------------------------------------------------------------------
 20            B        second           10,167.8             19.45
 21            B        second              731.2              1.40
 30            B        third            11,908.3             22.78
 40            B        fourth            3,157.6              6.04
 41            B        fourth              841.2              1.61
 43            B        fourth            1,393.0              2.66
 44            B        fourth            6,160.5             11.77




                                     A-1-1

                                    EXHIBIT B

                                To Lease Between
                 Trustees of Network Plus Realty Trust, Landlord
                                       and
                           Network Plus, Inc., Tenant

                       SCHEDULE OF LEASEHOLD IMPROVEMENTS


     1. Network Plus, corporate offices, 2nd floor plan, Al.2, prepared by John M. Sheskey, Associates, Inc., Architects, dated June 14, 1993.

     2. Network Plus, corporate offices, 3rd floor plan, Al.3, prepared by John M. Sheskey, Associates, Inc., Architects, dated June 14, 1993.

                          FIRST AMENDMENT TO NET LEASE


     THIS FIRST AMENDMENT TO NET LEASE made this 30th day of April, 1998, by and between NETWORK PLUS REALTY TRUST, a Massachusetts nominee trust ("Landlord") and NETWORK PLUS, INC., a Massachusetts corporation ("Tenant").

     WHEREAS, Landlord and Tenant entered into a written Net Lease dated July 1, 1993 (the "Net Lease") of certain premises located at 238-240 Copeland Street, Quincy, MA; and

     WHEREAS, Landlord and Tenant mutually desire to amend the Net Lease.

     NOW, THEREFORE, in consideration of One ($1.00) Dollar and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant do hereby mutually agree to amend the Net Lease as follows:

     1. Section 4.1 shall be amended by deleting the second sentence thereof in its entirety and by substituting instead the following new sentence:

          "Annual Fixed Rent shall be in an amount equal to $431,205.24 per annum (equivalent of $35,933.77 per month)."

     2. In all other respects, except as hereinabove amended, the terms, provisions, conditions and covenants contained in the Net Lease shall remain in full and force and effect and continue to apply and bind the parties.

     WITNESS the execution hereof under seal as of the day and year set forth above.

                                        LANDLORD:

                                        NETWORK PLUS REALTY  TRUST



                                        /s/ Robert T. Hale
                                        -------------------------------------
                                        Robert T. Hale, as Trustee as
                                        aforesaid and not individually


                                        /s/ Robert T. Hale
                                        -------------------------------------
                                        Robert T. Hale, as Trustee as
                                        aforesaid and not individually

                                        /s/ Judith B. Hale
                                        ----------------------------------------
                                        Judith B. Hale, as Trustee as
                                        aforesaid and not individually

                                        TENANT:

                                        NETWORK PLUS, INC.


                                        By: /s/ Robert T. Hale, Jr.
                                           -------------------------------------
                                            Robert T. Hale, Jr.
                                            President



                                     CONSENT

     The foregoing First Amendment to Net Lease is consented to,

                                        Fleet Bank, N.A. (successor by merger
                                        to Shawmut Bank, N.A.)


                                        By: /s/ Raymond C. Hoefling
                                           -------------------------------------
                                           Name: Raymond C. Hoefling
                                           Its: Vice President